FOURTH QUARTER 2012

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent Ally’s current judgment on what the future may hold, and Ally believes these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; bankruptcy court approval of the plan and settlement related to the bankruptcy filings by Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd- Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2012 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Operations	12
Corporate and Other	13

Credit Related Information	14-16

Supplemental Detail
Capital	17
Liquidity	18
Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Mortgage Repurchase Outstanding Claims	21
Discontinued Operations	22
Ownership	23

4Q 2012 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Selected Income Statement Data
Net financing revenue (ex. OID)	$667	$549	$539	$450	$423	$118	$244	$2,205	$1,993	$212
Total other revenue (ex. OID)	481	774	762	1,012	812	(293)	(331)	3,029	2,947	82
Total net revenue (ex. OID)	1,148	1,323	1,301	1,462	1,235	(175)	(87)	5,234	4,940	294
Provision for loan losses	92	105	34	98	(13)	(13)	105	329	188	141
Controllable expenses (1)	722	585	660	776	799	137	(77)	2,743	2,771	(27)
Other noninterest expenses	315	292	1,630	344	621	23	(306)	2,581	1,970	610
Core pre-tax (loss) income (2)	$19	$341	$(1,023)	$244	$(172)	$(322)	$191	$(419)	$11	$(430)
Core OID amortization expense (3)	56	76	96	108	137	(20)	(81)	336	962	(626)
Income tax expense	(1,383)	43	(8)	18	10	(1,426)	(1,393)	(1,330)	51	(1,381)
(Loss) income from discontinued operations	100	162	213	192	113	(62)	(13)	667	845	(178)
Net (loss) income	$1,446	$384	$(898)	$310	$(206)	$1,062	$1,652	$1,242	$(157)	$1,399

Selected Balance Sheet Data (Period-End)
Total assets	$182,393	$182,482	$178,560	$186,350	$184,059	$(89)	$(1,666)
Consumer loans	63,536	80,634	77,959	78,004	74,287	(17,098)	(10,751)
Commercial loans (4)	35,519	40,625	41,954	41,814	40,468	(5,106)	(4,949)
Assets of discontinued operations held-for-sale	32,176	375	383	1,008	1,070	31,801	31,106
Allowance balance	(1,170)	(1,423)	(1,427)	(1,546)	(1,503)	253	333
Deposits	47,915	49,872	47,992	47,206	45,050	(1,957)	2,865
Common equity (5)	13,095	11,825	11,423	12,727	12,431	1,270	664
Total equity	20,035	18,765	18,363	19,667	19,371	1,270	664

Select Financial Ratios
Net interest margin (6)	1.9%	1.6%	1.6%	1.4%	1.2%			1.6%	1.6%
Return on average total equity (annualized)	30.4%	8.3%	-18.9%	6.4%	-4.2%			6.5%	-0.8%
Return on average assets (annualized)	3.2%	0.8%	-1.9%	0.7%	-0.4%			0.7%	-0.1%

Capital Ratios
Tier 1 capital ratio	13.1%	13.6%	13.7%	13.5%	13.7%
Tier 1 common capital ratio (7)	7.0%	7.3%	7.3%	7.5%	7.6%
Total risk-based capital ratio	14.0%	14.6%	14.7%	14.5%	14.7%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core OID excludes IO and 2010 issuances, 2011 includes accelerated OID of $50 million

(4) Includes notes receivable from General Motors

(5) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(6) Excludes OID amortization expense, continuing operations only

(7) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

4Q 2012 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,165	$1,141	$1,157	$1,140	$1,120	$24	$45	$4,603	$4,409	$194
Interest on loans held-for-sale	24	22	36	73	76	2	(52)	155	332	(177)
Interest on trading securities	-	-	2	11	9	-	(9)	13	19	(6)
Interest and dividends on available-for-sale investment securities	77	64	77	74	77	13	-	292	351	(59)
Interest-bearing cash	4	9	9	4	4	(5)	-	26	21	5
Operating leases	680	631	561	507	467	49	213	2,379	1,929	450
Total financing revenue and other interest income	1,950	1,867	1,842	1,809	1,753	83	197	7,468	7,061	407
Interest expense
Interest on deposits	163	158	160	163	163	5	-	644	614	30
Interest on short-term borrowings	15	19	27	29	28	(4)	(13)	90	116	(26)
Interest on long-term debt	768	851	877	970	964	(83)	(196)	3,466	4,309	(843)
Total interest expense	946	1,028	1,064	1,162	1,155	(82)	(209)	4,200	5,039	(839)
Depreciation expense on operating lease assets	393	366	335	305	312	27	81	1,399	941	458
Net financing revenue	611	473	443	342	286	138	325	1,869	1,081	788
Other revenue
Servicing fees	84	91	216	310	325	(7)	(241)	701	1,358	(657)
Servicing asset valuation and hedge activities, net	(78)	134	(73)	9	(126)	(212)	48	(8)	(789)	781
Total servicing income, net	6	225	143	319	199	(219)	(193)	693	569	124
Insurance premiums and service revenue earned	262	261	263	273	289	1	(27)	1,059	1,170	(111)
Gain on mortgage and automotive loans, net	131	142	133	126	169	(11)	(38)	532	470	62
Loss on extinguishment of debt	(148)	-	-	-	-	(148)	(148)	(148)	(64)	(84)
Other gain on investments, net	16	(23)	64	89	44	39	(28)	146	259	(113)
Other income, net of losses	214	169	159	205	111	45	103	747	493	254
Total other revenue	481	774	762	1,012	812	(293)	(331)	3,029	2,897	132
Total net revenue	1,092	1,247	1,205	1,354	1,098	(155)	(6)	4,898	3,978	920
Provision for loan losses	92	105	34	98	(13)	(13)	105	329	188	141
Noninterest expense
Compensation and benefits expense	352	279	324	410	382	73	(30)	1,365	1,322	43
Insurance losses and loss adjustment expenses	118	90	151	102	89	28	29	461	483	(22)
Other operating expenses	567	508	1,815	608	949	59	(382)	3,498	2,936	562
Total noninterest expense	1,037	877	2,290	1,120	1,420	160	(383)	5,324	4,741	583
(Loss) income from continuing operations before income tax expense (benefit)	(37)	265	(1,119)	136	(309)	(302)	272	(755)	(951)	196
Income tax expense (benefit) from continuing operations	(1,383)	43	(8)	18	10	(1,426)	(1,393)	(1,330)	51	(1,381)
Net income (loss) from continuing operations	1,346	222	(1,111)	118	(319)	1,124	1,665	575	(1,002)	1,577
Income (loss) from discontinued operations, net of tax	100	162	213	192	113	(62)	(13)	667	845	(178)
Net income (loss)	$1,446	$384	$(898)	$310	$(206)	$1,062	$1,652	$1,242	$(157)	$1,399

(1) Includes other interest income, net

4Q 2012 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2012	12/31/2011
Assets
Cash and cash equivalents
Noninterest-bearing	$1,073	$1,305	$2,106	$2,279	$2,475	$(232)	$(1,402)
Interest-bearing	6,440	15,852	14,020	10,800	10,560	(9,412)	(4,120)
Total cash and cash equivalents	7,513	17,157	16,126	13,079	13,035	(9,644)	(5,522)
Trading assets	-	-	-	895	622	-	(622)
Investment securities	14,178	13,770	13,366	14,942	15,135	408	(957)
Loans held-for-sale, net	2,576	1,937	2,000	6,670	8,557	639	(5,981)
Finance receivables and loans, net
Finance receivables and loans, net	99,055	121,259	119,913	119,818	114,755	(22,204)	(15,700)
Allowance for loan losses	(1,170)	(1,423)	(1,427)	(1,546)	(1,503)	253	333
Total finance receivables and loans, net	97,885	119,836	118,486	118,272	113,252	(21,951)	(15,367)
Investment in operating leases, net	13,550	12,708	11,197	10,048	9,275	842	4,275
Mortgage servicing rights	952	902	1,105	2,595	2,519	50	(1,567)
Premiums receivables and other insurance assets	1,609	1,861	1,887	1,876	1,853	(252)	(244)
Other assets	11,954	13,936	14,010	16,965	18,741	(1,982)	(6,787)
Assets of discontinued operations held-for-sale	32,176	375	383	1,008	1,070	31,801	31,106
Total assets	$182,393	$182,482	$178,560	$186,350	$184,059	$(89)	$(1,666)

Liabilities
Deposit liabilities
Noninterest-bearing	$1,977	$2,487	$2,411	$2,314	$2,029	$(510)	$(52)
Interest-bearing	45,938	47,385	45,581	44,892	43,021	(1,447)	2,917
Total deposit liabilities	47,915	49,872	47,992	47,206	45,050	(1,957)	2,865
Short-term borrowings	7,461	5,877	6,010	7,203	7,680	1,584	(219)
Long-term debt	74,470	93,028	91,096	93,990	92,794	(18,558)	(18,324)
Interest payable	932	1,590	1,552	1,675	1,587	(658)	(655)
Unearned insurance premiums and service revenue	2,296	2,693	2,631	2,632	2,576	(397)	(280)
Accrued expense and other liabilities	6,585	10,403	10,675	13,654	14,664	(3,818)	(8,079)
Liabilities of discontinued operations held-for-sale	22,699	254	241	323	337	22,445	22,362
Total liabilities	$162,358	$163,717	$160,197	$166,683	$164,688	$(1,359)	$(2,330)

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$0	$0
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(6,884)	(8,129)	(8,313)	(7,215)	(7,324)	1,245	440
Accumulated other comprehensive income	311	286	68	274	86	25	225
Total equity	20,035	18,765	18,363	19,667	19,371	1,270	664
Total liabilities and equity	$182,393	$182,482	$178,560	$186,350	$184,059	$(89)	$(1,666)

4Q 2012 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2012	12/31/2011	2012	2011	CHANGE
Assets
Interest-bearing cash and cash equivalents	$8,970	$13,517	$11,202	$9,082	$9,649	$(4,547)	$(679)	$10,731	$10,939	$(208)
Trading assets	-	-	114	990	647	-	(647)	273	359	(86)
Investment securities	13,051	11,414	12,124	12,633	14,372	1,637	(1,321)	12,336	13,101	(764)
Loans held-for-sale, net	2,899	2,731	4,310	7,754	10,210	168	(7,311)	4,406	9,062	(4,656)
Total finance receivables and loans, net (2)	98,029	95,180	95,940	91,502	88,555	2,849	9,474	95,715	84,393	11,323
Investment in operating leases, net	13,125	11,810	10,422	9,346	8,615	1,315	4,510	11,185	7,968	3,218
Total interest earning assets	136,074	134,652	134,112	131,307	132,048	1,422	4,027	134,646	125,820	8,825
Noninterest-bearing cash and cash equivalents	1,623	1,489	2,597	1,942	1,732	133	(109)	1,917	1,180	737
Other assets	16,305	16,828	17,956	20,795	21,248	(523)	(4,943)	17,503	22,274	(4,771)
Allowance for loan losses	(1,189)	(1,211)	(1,264)	(1,304)	(1,416)	23	227	(1,246)	(1,544)	298
Discontinued Assets	30,688	30,670	31,181	31,752	31,077	18	(389)	30,924	33,106	(2,182)
Total assets	$183,501	$182,428	$184,582	$184,492	$184,689	$1,073	$(1,188)	$183,744	$180,837	$2,907

Liabilities
Interest-bearing deposit liabilities	$44,296	$42,470	$41,542	$41,024	$40,145	$1,825	$4,151	$42,440	$37,424	$5,016
Short-term borrowings	4,259	3,389	3,795	3,701	4,104	870	155	3,945	4,345	(400)
Long-term debt (3)	78,111	78,130	80,622	77,891	78,365	(19)	(254)	78,953	76,689	2,264
Total interest-bearing liabilities (3)	126,666	123,989	125,959	122,616	122,614	2,677	4,051	125,338	118,457	6,881
Noninterest-bearing deposit liabilities	2,228	2,503	2,279	2,141	2,374	(275)	(146)	2,261	2,237	24
Other liabilities	4,880	6,747	6,205	8,503	9,015	(1,867)	(4,135)	6,206	6,876	(670)
Discontinued Liabilities	30,688	30,670	31,181	31,752	31,077	18	(389)	30,924	33,106	(2,182)
Total liabilities	$164,462	$163,909	$165,624	$165,012	$165,080	$553	$(618)	$164,729	$160,677	$4,052

Equity
Total equity	$19,039	$18,519	$18,958	$19,480	$19,609	$520	$(570)	$19,015	$20,160	$(1,145)
Total liabilities and equity	$183,501	$182,428	$184,582	$184,492	$184,689	$1,073	$(1,188)	$183,744	$180,837	$2,907

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) QTD: Average balance includes $1,809 million and $2,185 million related to original issue discount at December 31, 2012 and 2011, respectively. Interest expense includes original issue discount amortization of $56 million and $137 million as of December 31, 2012 and 2011, respectively.
YTD: Average balance includes $1,927 million and $2,522 million related to original issue discount at December 31, 2012 and 2011, respectively. Interest expense includes original issue discount amortization of $336 million and $912 million as of December 31, 2012 and 2011, respectively

4Q 2012 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	INC / (DEC)
Automotive Finance	$371	$337	$440	$241	$285	$34	$86	$1,389	$1,333	$56
Insurance	27	13	20	100	80	14	(53)	160	316	(156)
Dealer Financial Services	398	350	460	341	365	48	33	1,549	1,649	(100)
Mortgage Operations (1)	100	330	31	228	(216)	(230)	316	689	(622)	1,311
Corporate and Other (ex. OID) (2)	(479)	(339)	(1,514)	(325)	(321)	(140)	(158)	(2,657)	(1,016)	(1,641)
Core pre-tax income (3)	$19	$341	$(1,023)	$244	$(172)	$(322)	$191	$(419)	$11	$(430)
Core OID amortization expense	56	76	96	108	137	(20)	(81)	336	962	(626)
Income tax expense	(1,383)	43	(8)	18	10	(1,426)	(1,393)	(1,330)	51	(1,381)
(Loss) income from discontinued operations	100	162	213	192	113	(62)	(13)	667	845	(178)
Net (loss) income	$1,446	$384	$(898)	$310	$(206)	$1,062	$1,652	$1,242	$(157)	$1,399

(1) Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

(2) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with new debt issuances and bond exchanges. Corporate and Other also includes the Commercial Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued. 2Q12 Corporate and Other includes the $1,192 million charge recorded for ResCap actions

(3) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

4Q 2012 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Income Statement
Net financing revenue
Consumer	$739	$719	$708	$661	$635	$20	$104	$2,827	$2,411	$416
Commercial (1)	294	283	290	285	283	11	11	1,152	1,134	18
Loans held-for-sale	-	4	6	5	5	(4)	(5)	15	5	10
Operating leases	680	631	561	507	467	49	213	2,379	1,929	450
Other interest income	10	12	15	15	27	(2)	(17)	52	92	(40)
Total financing revenue and other interest income	1,723	1,649	1,580	1,473	1,417	74	306	6,425	5,571	854
Interest expense	554	555	552	538	544	(1)	10	2,199	2,100	99
Depreciation expense on operating lease assets	393	366	335	305	312	27	81	1,399	941	458
Net financing revenue	776	728	693	630	561	48	215	2,827	2,530	297
Other revenue
Servicing fees	23	26	30	30	35	(3)	(12)	109	161	(52)
Gain on automotive loans, net	-	2	39	-	-	(2)	-	41	48	(7)
Other income	35	47	43	47	48	(12)	(13)	172	213	(41)
Total other revenue	58	75	112	77	83	(17)	(25)	322	422	(100)
Total net revenue	834	803	805	707	644	31	190	3,149	2,952	197
Provision for loan losses	59	101	15	78	(29)	(42)	88	253	89	164
Noninterest expense
Compensation and benefits	112	99	97	108	105	13	7	416	395	21
Other operating expenses	292	266	253	280	283	26	9	1,091	1,135	(44)
Total noninterest expense	404	365	350	388	388	39	16	1,507	1,530	(23)
Income before income tax expense	$371	$337	$440	$241	$285	$34	$86	$1,389	$1,333	$56

Balance Sheet (Period-End)
Cash, trading and investment securities	$10	$30	$22	$22	$27	$(20)	$(17)
Loans held-for-sale	-	-	623	623	425	-	(425)
Finance receivables and loans, net:
Consumer loans	53,715	70,847	68,136	67,214	63,459	(17,132)	(9,744)
Commercial loans (2)	32,894	37,437	38,424	39,224	37,386	(4,543)	(4,492)
Allowance for loan losses	(670)	(929)	(906)	(976)	(918)	259	248
Total finance receivables and loans, net	$85,939	$107,355	$105,654	$105,462	$99,927	$(21,416)	$(13,988)
Investment in operating leases, net	13,550	12,708	11,197	10,048	9,275	842	4,275
Other assets (3)	1,389	3,079	2,941	2,839	2,888	(1,690)	(1,499)
Assets of discontinued operations held-for-sale	27,523	80	86	87	50	27,443	27,473
Total assets	$128,411	$123,252	$120,523	$119,081	$112,591	$5,159	$15,820

(1) Includes interest on notes receivable from General Motors and intercompany activity

(2) Includes notes receivable from General Motors and intercompany

(3) Includes premiums receivable and other insurance assets

4Q 2012 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
U.S. Market
SAAR (units in millions)	15.0	14.5	14.0	14.5	13.4	0.5	1.6	14.5	12.8	1.7
Industry light vehicle sales (units in millions)	3.6	3.6	3.8	3.5	3.2	(0.0)	0.3	14.4	12.7	1.7
GM market share	17.6%	18.0%	18.7%	17.6%	18.5%			18.0%	19.7%
Chrysler market share	11.2%	11.5%	11.5%	11.5%	11.1%			11.4%	10.8%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.4	$0.9	$1.9	$1.7	$2.0	$0.5	$(0.6)	$6.0	$6.7	$(0.8)
GM new retail standard	1.5	1.6	1.5	1.6	1.7	(0.1)	(0.2)	6.2	9.0	(2.8)
Chrysler new retail subvented	0.3	0.5	0.7	0.5	0.5	(0.2)	(0.2)	2.0	2.5	(0.5)
Chrysler new retail standard	1.1	1.1	1.1	1.1	1.0	(0.1)	0.1	4.4	4.1	0.4
Diversified new	0.5	0.6	0.6	0.5	0.4	(0.1)	0.0	2.2	1.7	0.5
Lease	2.1	2.6	2.1	1.6	1.3	(0.4)	0.8	8.4	7.3	1.1
Used	2.1	2.3	2.6	2.6	2.3	(0.3)	(0.2)	9.6	9.0	0.6
Total originations	$8.9	$9.6	$10.5	$9.7	$9.2	$(0.7)	$(0.3)	$38.7	$40.2	$(1.5)

U.S. Consumer Penetration
GM	28.4%	29.0%	31.6%	30.7%	31.8%			29.9%	38.1%
Chrysler	22.0%	25.4%	28.4%	28.0%	27.2%			25.9%	31.6%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$29.5	$26.8	$27.3	$27.5	$25.9	$2.7	$3.6
Other dealer loans	3.3	3.2	3.1	3.0	2.9	0.1	0.4
Total Commercial outstandings	$32.8	$29.9	$30.4	$30.5	$28.9	$2.9	$4.0

U.S. Floorplan Penetration (2)
GM penetration	69.2%	70.3%	71.2%	72.2%	73.9%			70.6%	77.5%
Chrysler penetration	54.9%	56.5%	60.5%	62.0%	63.3%			58.3%	66.7%

U.S. Off-Lease Remarketing(3)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$17,122	NM	NM	NM	$23,365	$17,122	$(6,243)	$17,438	$20,257	$(2,818)
Off-lease vehicles terminated - On-balance sheet (# in units)	19,789	15,502	12,846	15,180	27,733	4,287	(7,944)	63,317	248,528	(185,211)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter and trailing thirteen month average for the year

(3) U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) as originations of this lease type were immaterial in 1Q 09, 2Q 09, 3Q 09 & 4Q 09

4Q 2012 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Income Statement
Insurance premiums and other income
Insurance premiums and service revenue earned	$262	$262	$261	$270	$286	$-	$(24)	$1,055	$1,153	$(98)
Investment income	34	(21)	38	73	51	55	(17)	124	220	(96)
Other income	5	6	17	7	6	(1)	(1)	35	25	10
Total insurance premiums and other income	301	247	316	350	343	54	(42)	1,214	1,398	(184)
Expense
Insurance losses and loss adjustment expenses	117	90	149	98	85	27	32	454	452	2
Acquisition and underwriting expenses
Compensation and benefit expense	16	13	15	17	16	3	-	61	61	-
Insurance commission expense	96	93	94	99	116	3	(21)	382	431	(49)
Other expense	45	38	38	36	46	7	-	157	138	19
Total acquisition and underwriting expense	157	144	147	152	178	13	(21)	600	630	(30)
Total expense	274	234	296	250	263	40	11	1,054	1,082	(28)
Income from cont. ops before income tax expense	$27	$13	$20	$100	$80	$14	$(53)	$160	$316	$(156)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,144	$5,670	$5,489	$5,587	$5,267	$(526)	$(123)
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	1,619	2,004	2,019	2,010	1,970	(385)	(351)
Other assets	1,671	782	724	792	794	889	877
Total assets	$8,439	$8,461	$8,237	$8,394	$8,036	$(22)	$403

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$239	$285	$283	$250	$232	$(46)	$7	$1,057	$1,035	$22
Corporate	1	1	1	1	1	(0)	0	4	4	0
Total written premiums and revenue	$240	$286	$284	$251	$232	$(46)	$8	$1,061	$1,039	$22

Loss ratio	44.8%	34.1%	54.8%	35.8%	29.6%			42.4%	38.9%
Underwriting expense ratio	59.3%	54.6%	54.2%	55.6%	61.8%			55.9%	54.2%
Combined ratio	104.1%	88.7%	109.0%	91.4%	91.4%			98.3%	93.1%

4Q 2012 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE OPERATIONS (1) - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$146	$158	$179	$260	$269	$(12)	$(123)	$743	$1,147	$(404)
Interest expense	107	114	158	213	227	(7)	(120)	592	937	(345)
Net financing revenue	39	44	21	47	42	(5)	(3)	151	210	(59)
Servicing fees	61	65	186	280	291	(4)	(230)	592	1,198	(606)
Servicing asset valuation and hedge activities, net	(78)	134	(73)	9	(126)	(212)	48	(8)	(789)	781
Total servicing income, net	(17)	199	113	289	165	(216)	(182)	584	409	175
Gain on mortgage loans, net	131	139	128	131	150	(8)	(19)	529	395	134
Other income, net of losses	142	107	129	126	67	35	75	504	156	348
Total other revenue	256	445	370	546	383	(189)	(127)	1,617	961	656
Total net revenue	295	489	391	593	425	(194)	(130)	1,768	1,171	597
Provision for loan losses	32	5	22	27	35	27	(3)	86	150	(64)
Noninterest expense
Compensation and benefits expense	30	24	75	123	110	6	(80)	252	394	(142)
Representation and warranty expense	-	30	18	19	44	(30)	(44)	67	324	(257)
Other operating expense	133	100	245	196	452	33	(319)	674	925	(251)
Total noninterest expense	163	154	338	338	606	9	(443)	993	1,643	(650)
Income (loss) from cont. ops before income tax expense	$100	$330	$31	$228	$(216)	$(230)	$316	$689	$(622)	$1,311

Balance Sheet (Period-End)
Cash, trading and investment securities	$-	$-	$-	$685	$652	$-	$(652)
Loans held-for-sale	2,490	1,927	1,377	6,047	8,112	563	(5,622)
Finance receivables and loans, net:						-	-
Consumer loans	9,821	9,787	9,823	10,790	10,828	34	(1,007)
Commercial loans	-	686	1,146	1,418	1,925	(686)	(1,925)
Allowance for loan losses	(452)	(447)	(473)	(518)	(532)	(5)	80
Total finance receivables and loans, net	$9,369	$10,026	$10,496	$11,690	$12,221	$(657)	$(2,852)
Mortgage servicing rights	952	902	1,105	2,595	2,519	50	(1,567)
Other assets (2)	1,933	4,149	4,168	9,062	10,402	(2,216)	(8,469)
Total assets	$14,744	$17,004	$17,146	$30,079	$33,906	$(2,260)	$(19,162)

Key Statistics ($ in billions)
Mortgage loan production
Prime conforming	$9.1	$7.3	$4.9	$6.6	$13.7	$1.7	$(4.6)
Prime non-conforming	0.6	0.5	0.6	0.5	0.5	0.1	0.1
Government	0.1	0.3	0.5	1.5	2.3	(0.2)	(2.2)
Total mortgage loan production	$9.8	$8.2	$5.9	$8.6	$16.5	$1.6	$(6.7)

(1) Mortgage Operations includes ResCap results prior to the May 14, 2012 deconsolidation

(2) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

4Q 2012 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes CFG	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11	2012	2011	CHANGE
Income Statement
Net financing loss
Total financing revenue and other interest income	$41	$27	$46	$43	$29	$14	$12	$157	$196	$(39)
Interest expense
Core original issue discount amortization	56	76	96	108	137	(20)	(81)	336	912	(576)
Other interest expense	211	264	237	282	226	(53)	(15)	994	1,005	(11)
Total interest expense	267	340	333	390	363	(73)	(96)	1,330	1,917	(587)
Net financing loss	(226)	(313)	(287)	(347)	(334)	87	108	(1,173)	(1,721)	548
Other revenue										-
Loss on extinguishment of debt	(148)	-	-	-	-	(148)	(148)	(148)	(64)	(84)
Other gain on investments, net	2	7	36	24	5	(5)	(3)	69	84	(15)
Other income, net of losses (1)	34	14	(56)	27	15	20	19	19	158	(139)
Total other (expense) revenue	(112)	21	(20)	51	20	(133)	(132)	(60)	178	(238)
Total net expense	(338)	(292)	(307)	(296)	(314)	(46)	(24)	(1,233)	(1,543)	310
Provision for loan losses	1	(1)	(3)	(7)	(19)	2	20	(10)	(51)	41
Noninterest expense
Compensation and benefits expense	194	143	137	162	151	51	43	636	472	164
Other operating expense (2)	2	(19)	1,169	(18)	12	21	(10)	1,134	14	1,120
Total noninterest expense	196	124	1,306	144	163	72	33	1,770	486	1,284
Loss from cont. ops before income tax (benefit) expense	$(535)	$(415)	$(1,610)	$(433)	$(458)	$(120)	$(77)	$(2,993)	$(1,978)	$(1,015)

Balance Sheet (Period-End)
Cash, trading and investment securities	$16,537	$25,227	$23,981	$22,622	$22,847	$(8,690)	$(6,310)
Loans held-for-sale	86	10	-	-	20	76	66
Finance receivables and loans, net
Consumer loans	-	-	-	-	-	-	-
Commercial loans (3)	2,620	2,497	2,379	1,167	1,152	123	1,468
Allowance for loan losses	(48)	(47)	(48)	(52)	(53)	(1)	5
Total finance receivables and loans, net	2,572	2,450	2,331	1,115	1,099	122	1,473
Other assets	11,604	6,078	6,342	5,059	5,560	5,526	6,044
Total assets	$30,799	$33,765	$32,654	$28,796	$29,526	$(2,966)	$1,273

OID Amortization Schedule (4)	2013	2014	2015 and After
Remaining Core OID Amortization (as of 12/31/2012)	$249	$176	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans
(2) Includes a reduction of $210 million for December 31, 2012, a reduction of $202 million for September 30, 2012, a reduction of $195 million for June 30, 2012, a reduction of $207 million for March 31, 2012, a reduction of $186 million for December 31, 2011, related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense. 2Q'12 other operating expense includes the $1,192 million charge taken for ResCap actions
(3) Includes Intercompany
(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2012 Preliminary Results	13

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
Ending loan balance	$99,055	$121,259	$119,913	$118,986	$113,920	$(22,203)	$(14,865)
30+ Accruing DPD	$1,145	$1,051	$932	$802	$1,038	$95	$107
30+ Accruing DPD %	1.2%	0.9%	0.8%	0.7%	0.9%
Non-performing loans (NPLs)	$858	$1,130	$995	$845	$906	$(272)	$(48)
Net charge-offs (NCOs)	$154	$125	$88	$107	$120	$29	$34
Net charge-off rate (2)	0.53%	0.42%	0.29%	0.37%	0.43%

Provision for loan losses	$92	$105	$34	$98	$(13)	$(12)	$105
Allowance for loan losses (ALLL)	$1,170	$1,423	$1,427	$1,546	$1,503	$(252)	$(333)

ALLL as % of Loans (3)	1.2%	1.2%	1.2%	1.3%	1.3%
ALLL as % of NPLs (3)	136.3%	125.9%	143.4%	182.9%	165.9%
ALLL as % of NCOs (3)	190.0%	285.3%	405.2%	361.2%	313.8%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

4Q 2012 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
U.S. Automotive Finance(1)
Consumer
Allowance for loan losses	$575	$618	$589	$628	$599	$(43)	$(24)
Total consumer loans	$53,713	$52,434	$50,697	$49,443	$46,577	$1,279	$7,137
Coverage ratio	1.1%	1.2%	1.2%	1.3%	1.3%

Commercial
Allowance for loan losses	$95	$93	$94	$95	$101	$1	$(6)
Total commercial loans	$32,822	$29,935	$30,413	$30,535	$28,851	$2,887	$3,970
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.4%

U.S. Mortgage (1)
Consumer
Allowance for loan losses	$452	$447	$472	$497	$512	$5	$(61)
Total consumer loans	$9,821	$9,787	$9,823	$9,949	$9,969	$34	$(148)
Coverage ratio	4.6%	4.6%	4.8%	5.0%	5.1%

Non-performing loans	$382	$480	$411	$291	$316	$(97)	$66
Allowance as a % of NPLs	118.0%	93.1%	114.8%	171.2%	161.9%

Commercial
Allowance for loan losses	$-	$0	$1	$1	$1	$(0)	$(1)
Total commercial loans	$-	$686	$1,146	$1,377	$1,887	$(686)	$(1,887)
Coverage ratio	0.0%	0.1%	0.1%	0.0%	0.0%

Non-performing loans	$-	$-	$0	$-	$-	$-	$-
Allowance as a % of NPLs	0.0%	0.0%	NM	0.0%	0.0%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. Represents domestic allowance for loan losses only

4Q 2012 Preliminary Results	15

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
U.S. Auto Delinquencies - HFI Retail Contract Amount (1)
Delinquent contract $	$1,073	$836	$689	$543	$783	$237	$290
% of retail contract $ outstanding	2.00%	1.59%	1.36%	1.10%	1.68%

U.S. Auto Annualized Credit Losses - HFI Retail Contract Amount
Credit losses	$100	$70	$43	$54	$64	$30	$36
% of avg. HFI assets	0.76%	0.54%	0.34%	0.45%	0.57%

Automotive Finance
Repossessions as a % of average number of managed retail contracts outstanding	1.55%	1.38%	1.13%	1.43%	1.58%
Severity of loss per unit serviced - Retail
New	$8,541	$8,115	$7,778	$7,175	$7,909	$426	$632
Used	$6,448	$6,430	$5,709	$5,593	$6,020	$18	$428

(1) $ Amount of accruing contracts greater than 30 days past due

4Q 2012 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
Cost of Funds
Ally Financial's cost of borrowing (incl. OID)	2.9%	3.2%	3.3%	3.7%	3.7%
Ally Financial's cost of borrowing (excl. OID)	2.7%	3.0%	3.0%	3.3%	3.2%

Capital
Risk-weighted assets	$154.9	$150.3	$147.9	$158.5	$154.3	$4.6	$0.6

Tier 1 capital ratio	13.1%	13.6%	13.7%	13.5%	13.7%
Tier 1 common capital ratio	7.0%	7.3%	7.3%	7.5%	7.6%
Total risk-based capital ratio	14.0%	14.6%	14.7%	14.5%	14.7%

Tangible common equity / Tangible assets	6.9%	6.2%	6.1%	6.6%	6.5%
Tangible common equity / Risk-weighted assets	8.1%	7.5%	7.4%	7.7%	7.7%

Shareholders’ equity	$20.0	$18.8	$18.4	$19.7	$19.4	$1.2	$0.6
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(1.8)	(0.3)	(0.2)	(0.3)	(0.3)	(1.5)	(1.5)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$20.3	$20.5	$20.2	$21.4	$21.2	$(0.2)	$(0.9)

Tier 1 capital	$20.3	$20.5	$20.2	$21.4	$21.2	$(0.2)	$(0.9)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$10.8	$11.0	$10.8	$11.9	$11.7	$(0.2)	$(0.9)

Tier 1 capital	$20.3	$20.5	$20.2	$21.4	$21.2	$(0.2)	$(0.9)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.2	0.2	0.2	0.2	0.1	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.3	1.4	1.4	-	(0.2)
Total risk-based capital	$21.8	$22.0	$21.7	$23.0	$22.8	$(0.2)	$(1.0)

Total shareholders' equity	$20.0	$18.8	$18.4	$19.7	$19.4	$1.2	$0.6
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$12.6	$11.3	$10.9	$12.2	$11.9	$1.3	$0.7

Total assets	$182.4	$182.5	$178.6	$186.4	$184.1	$(0.1)	$(1.7)
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$181.9	$182.0	$178.1	$185.9	$183.6	$(0.1)	$(1.7)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

4Q 2012 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	12/31/2012		9/30/2012		12/31/2011
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$4.2	$2.7	$8.8	$7.1	$8.0	$3.6
Highly liquid securities (2)	0.9	5.9	0.1	5.4	0.9	6.4
Current committed unused capacity (3)	7.2	6.2	10.7	6.7	10.1	4.9
Subtotal	$12.3	$14.8	$19.6	$19.2	$19.0	$14.9
Ally Bank intercompany loan (4)	1.6	(1.6)	3.4	(3.4)	4.9	(4.9)
Total Current Available Liquidity	$13.9	$13.2	$23.0	$15.8	$23.9	$10.0
Forward commited unused capacity (5)	1.7	-	3.1	-	3.1	-
Total Available Liquidity	$15.6	$13.2	$26.1	$15.8	$27.0	$10.0

Unsecured Long-Term Debt Maturity Profile	2013	2014	2015	2016	2017	2018 and After
Consolidated remaining maturities (6)	$1.3	$5.6	$5.1	$2.0	$3.7	$16.7

(1) Parent company liquidity is defined as consolidated operations less Ally Bank, ResCap (deconsolidated as of 5/14/12) and less the subsidiaries of Ally Insurance Holding Company

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $3.0 billion in 4Q12, $4.0 billion in 3Q12 and $2.5 billion in 4Q11, which can be used by Ally Bank or the Parent (including a Mexican subsidiary)

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Represents capacity from certain foward purchase commitments and committed secured facilites that are generally reliant upon the origination of future automotive receivables over the next 12 months

(6) Excludes OID amortization

4Q 2012 Preliminary Results	18

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
Key Statistics
Average retail CD maturity (months)	29.5	29.1	28.8	28.2	27.2	0.4	2.3
Average retail deposit rate	1.34%	1.36%	1.41%	1.46%	1.52%

CD balances up for renewal	$2,595	$2,495	$3,345	$2,911	$2,021	$100	$574
CD balances retained (1)	2,405	2,282	3,010	2,647	1,860	123	545
Retention rate	93%	91%	90%	91%	92%

Ally Financial Deposits Levels
Ally Bank retail	$35,042	$32,139	$30,404	$29,323	$27,685	$2,903	$7,357
Ally Bank brokered	9,914	9,882	9,905	9,884	9,890	32	24
ResMor (2)	-	3,753	3,491	3,519	3,367	(3,753)	(3,367)
Other	2,960	4,098	4,192	4,480	4,108	(1,138)	(1,148)
Total deposits	$47,915	$49,872	$47,992	$47,206	$45,050	$(1,957)	$2,865

(1) Retention includes balances retained in any Ally Bank product
(2) ResMor moved to discontinued operations in 4Q 12

4Q 2012 Preliminary Results	19

ALLY FINANCIAL INC.
ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11
Loan Value
Gross carry value	$9.8	$9.7	$9.8	$9.7	$9.7
Net carry value	$9.3	$9.3	$9.3	$9.3	$9.3

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	38.9%	36.6%	34.5%	31.2%	29.1%
% Second lien	11.7%	12.3%	12.8%	13.4%	13.9%
% Interest only	21.2%	23.3%	25.9%	29.1%	30.3%
% 30+ Day delinquent	3.0%	3.2%	3.2%	3.3%	3.3%
% Low/No documentation	14.0%	14.5%	14.9%	15.6%	16.0%
% Non-primary residence	3.7%	3.8%	3.9%	3.9%	4.0%
Refreshed FICO	730	730	730	728	730
Wtd. Avg. LTV/CLTV (1)	88.9%	89.8%	90.4%	91.8%	90.7%
Higher risk geographies (2)	40.3%	39.6%	39.2%	38.6%	38.2%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices
(2) Includes CA, FL, MI and AZ

4Q 2012 Preliminary Results	20

ALLY FINANCIAL INC.
MORTGAGE REPURCHASE OUTSTANDING CLAIMS

($ in millions)

Mortgage Repurchase Outstanding Claims (1) (2) (3)	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11
Beginning balance	$98	$82	$55	$46	$68
New claims	56	113	107	87	66
Rescinded	(41)	(36)	(31)	(40)	(31)
Paid	(55)	(61)	(49)	(39)	(58)
Adjustment	-	(0)	1	(0)	1
Ending balance	$58	$98	$82	$55	$46

(1) Includes demands that Ally has requested to be rescinded but which have not been agreed to by the investor
(2) Represents original UPB of loans and make-whole amounts related to unresolved claims and does not represent expected losses
(3) Presented on a pro-forma basis to reflect claims against Ally Bank serviced loans that were previously the economic obligation of ResCap due to swap arrangement between ResCap and Ally Bank

4Q 2012 Preliminary Results	21

ALLY FINANCIAL INC.
DISCONTINUED OPERATIONS, NET OF TAX

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.
	4Q 12	3Q 12	2Q 12	1Q 12	4Q 11	3Q 12	4Q 11
Impact of Discontinued Operations (1)
Canada	$25	$34	$51	$62	$68	$(9)	$(43)
International Auto	86	91	113	75	31	(5)	55
Insurance	38	13	(3)	38	26	25	12
Dealer Financial Services	149	138	161	175	125	11	24
Mortgage Operations	-	-	(11)	(1)	(5)	-	5
Corporate and Other	110	65	93	65	59	45	51
Consolidated pretax income	$259	$203	$243	$239	$179	$56	$80
Tax expense (benefit)	159	41	29	47	66	118	93
Consolidated net income	$100	$162	$213	$192	$114	$(62)	$(14)

Assets of discontinued operations held-for-sale	$32,176	$375	$383	$1,008	$1,070	$31,801	$31,106

Businesses classified as Held for Sale in discontinued operations as of 12/31/2012
Automotive Finance
Canada
Europe, Latin America and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America (sale announced 4Q11)

(1) Included are operations that have been wound down or sold in addition to those held for sale
Note: Definitive agreements signed in October 2012 (Insurance and Canada) and November 2012 (Europe, Latin America and China (J.V.))

4Q 2012 Preliminary Results	22

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 4Q 12

Other Tier 1 Capital as of 4Q 12

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,543
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1) Includes exercised warrants

4Q 2012 Preliminary Results	23